1st Quarter 2021 Financial Results and Update on Clinical Development Programs May 6, 2021 Exhibit 99.2

Forward-Looking Statements This presentation contains certain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, contract manufacturing organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry; the impact of governmental laws and regulations and regulatory development in the United States and foreign countries; the impact of the coronavirus disease (COVID-19) on our clinical trials, our supply chain, and our operations; and other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-k for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2021. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Bardoxolone methyl, omaveloxolone, and RTA 901 are investigational drugs, and their safety and efficacy have not been established by any agency. 2

Opening Remarks | Warren Huff, CEO Program Updates | Colin Meyer, MD, Chief R&D Officer Chronic Kidney Disease Pipeline Neurology Pipeline Commercial Readiness Update | Dawn Bir, CCO Financial & Operational Update | Manmeet Soni, COO & CFO Concluding Remarks | Warren Huff, CEO Today’s Agenda 3

Reata’s first NDA accepted for filing by FDA for bardoxolone for treatment of patients with CKD caused by Alport syndrome FDA: U.S. Food and Drug Administration; NDA: New Drug Application; PDUFA: Prescription Drug User Fee Act; Bardoxolone: bardoxolone methyl; CKD: chronic kidney disease Reata’s First NDA Accepted for Filing 4

Reata at a Glance CKD Pipeline Reata’s first NDA accepted for filing for bardoxolone in Alport syndrome Enrolled >290 patients in FALCON, expect enrollment completion by end of 2021 MERLIN data expected 2H21  Neurology Pipeline Type C meeting request granted with the FDA in 2Q21 to discuss the Delayed-Start Analyses and the FA development program Plan to initiate Phase 2 study for RTA 901 in DPNP in 4Q21 Global Opportunity Few or no effective therapies approved for lead indications Worldwide commercial rights to all pipeline assets1 Robust IP protection for bardoxolone, omaveloxolone, and RTA 901 1Ex-Asia for bardoxolone; FA: Friedreich’s ataxia; DPNP: diabetic peripheral neuropathic pain; IP: Intellectual Property 5

Chronic Kidney Disease Pipeline

Alport Syndrome

Alport Syndrome is One of the Most Rapidly Progressive Forms of CKD 1.CANVAS trial: Perkovic (2018); 2AASK trial: Wright (2002); 3REPRISE trial: Torres (2017); 4CKiD study: Ng (2019); 5ATHENA trial: Rheault (2016); 6CARDINAL trial, historical eGFR, Chertow et al., Am J Nephrol (2021); Units of mL/min/1.73 m2 are represented as mL/min throughout this presentation; ADPKD: autosomal dominant polycystic kidney disease; eGFR: estimated glomerular filtration rate; CAKUT: Congenital anomalies of the kidney and urinary tract 8 Average Annual Kidney Function Decline

Alport Syndrome Patients Progress Rapidly to Kidney Failure 9 Solid lines depict annualized longitudinal estimates of eGFR decline based on historical eGFR data from up to 5 years prior to study entry in CARDINAL Phase 3; Chertow et al., Am J Nephrol (2021); ESKD: end-stage kidney disease eGFR (mL/min) Years to Kidney Failure End Stage Kidney Disease Historical eGFR Prior to CARDINAL Extrapolated Time to ESKD -5.1 mL/min per year -10.7 mL/min per year

10 Years Lost Most Severe Alport Syndrome Population Life Expectancy Decreased by 40 Years in Young Patients who Reach Kidney Failure Age at ESKD Onset United States Renal Data System (USRDS) Report, 2018

Chronic Inflammation Drives CKD Progression

Chronic Inflammation[1-2]
(Metabolic reprogramming, ROS production, NF-κB and TGFβ activation)

Impairs SNGFR by Reducing Glomerular Surface Area (K_f)[3-6]



Promotes Fibrosis and Nephron Loss[7-8]



Normal Kidney
CKD

Nrf2 promotes resolution of inflammation and is suppressed in **many forms of CKD**

Genome-wide analyses validate association between **impaired Nrf2 activity and reduced kidney function** across nine forms of CKD, including Alport syndrome[9]

[1]Cuadrado et al., Nat Rev Drug Discov (2019); [2]Rimessi et al., Int J Biochem Cell Biol (2016); [3]Barger et al., NEJM (1971); [4]Mihai et al., J Immunol Res (2018); [5]Ding et al., Kidney Int (2013); [6]L'Azou et al., Arch Toxicol (1999); [7]Ryu et al., J Pathol (2012); [8]Raptis et al., Diabetes (2001); [9]Martini et al., JASN (2014); ROS: reactive oxygen species; SNGFR: single nephron glomerular filtration rate;

11

Through Activation of Nrf2 Bardoxolone Suppresses Inflammation to Acutely Restore Kf and Increase SNGFR Preclinical animal data; 1Kidokoro et al., ASN (2019); 2Ding et al., Kindey International (2013) Increase SNGFR by Restoring Glomerular Surface Area (Kf)1,2 No Effects on Afferent or Efferent Vascular Tone1 12

Bardoxolone Pharmacologically Increases UACR by Increasing Filtration and Decreasing Reabsorption Preclinical animal data; 1Kashihara et al., ASN (2019); 2Reisman et al., JASN (2012); 3Rossing et al., Kidney International (2019); UACR: urine albumin-to-creatinine ratio 13 Increases in UACR are a pharmacological effect not associated with injury1-3 Increased SNGFR with No Effect on Glomerular Permeability to Albumin1 Decreased Megalin Protein Expression in Proximal Tubule2

Bardoxolone and Analogs Reduce Fibrosis in CKD Models

Models Demonstrating Reduced Glomerulosclerosis and Fibrosis

5/6 Nephrectomy Model of Hyperfiltration[1]
Aldosterone-induced Hypertension[2]
Protein Overload[3]
ICGN Nephrotic Syndrome[4]
ApoE-/- Model of Diabetic Kidney Disease[5]
Lupus Nephritis[6]

5/6 Nephrectomy-Induced Fibrosis



Sham Control
5/6 Nx + Vehicle
5/6 Nx + RTA dh404

Hypertension-Induced Tubulointerstitial Fibrosis



Control Ald Ald + Bard

[1]Aminzadeh, Redox Biol (2013); [2]Hisamichi, Hypertension Res (2018); [3]Zoja, ASN (2010); [4]Nagasu, FASEB J (2019); [5]Tan, Diabetes (2014); [6]Wu, Arthritis Rheumatol (2014); Ald: Aldosterone; ICGN: immune complex-mediated glomerulonephritis; ApoE: apolipoprotein E

REATA PHARMACEUTICALS

14

Overview of Bardoxolone Clinical Efficacy 15 Significant On-treatment Benefit Sustained for 2 Years Consistent On- and Off-Treatment Benefit vs Placebo in Other CKD Trials 1Change in eGFR and corresponding p-value are relative to baseline; ITT: intention-to-treat; mITT: modified intention-to-treat

Bardoxolone Clinical Trial Safety Overview AEs mild to moderate, generally occur within first 12 weeks, are reversible, and are not life-threatening No evidence of safety findings in discontinued bardoxolone patients Received on average 33 weeks of treatment Kidney function at the end of the trial was similar to placebo treated patients Fewer SAEs observed in bardoxolone treated patients Mitigated against the risk of fluid retention No new safety signal identified in the ongoing extension study Alport syndrome data consistent with comprehensive safety database of >3,000 patients 16 AEs: adverse events; SAEs: serious adverse events

Other Forms of CKD

FALCON Phase 3 Study of Bardoxolone in ADPKD Phase 3 similar in design to CARDINAL with two-year treatment duration Planning to enroll approximately 550 patients across approximately 100 sites in the U.S., Europe, Australia, and Japan eGFR 30-90 mL/min Age 18-70 years old Primary endpoint: off-treatment change from baseline in eGFR at Week 52 (4 weeks after withdrawal of drug at Week 48) Key secondary endpoint: off-treatment change from baseline in eGFR at Week 104 (4 weeks after withdrawal of drug at Week 100) >290 enrolled patients Planning to complete enrollment by end of 2021 18

MERLIN Phase 2 Study of Bardoxolone in Patients with CKD at Risk for Rapid Progression Proof of concept, Phase 2 trial to evaluate the safety and efficacy of bardoxolone in patients at risk of rapidly progressing CKD due to multiple etiologies Multi-center, double-blind, placebo-controlled Planning to enroll approximately 70 patients  eGFR 20-60 mL/min One of the following UACR ≥ 300 mg/g Annual eGFR decline rate ≥ 4 mL/min Hematuria Age 18-75 years old Primary endpoint: eGFR change from baseline at Week 12 Secondary endpoint: eGFR change from baseline at Week 12 by CKD etiology Enrollment expected to be completed by end of 2Q21 Data expected in the second half of 2021 19

Omaveloxolone in Friedreich’s Ataxia

FDA granted Type C meeting request, scheduled to occur in 2Q21, to discuss Delayed-Start Analyses Friedreich’s ataxia development program Plan to initiate a second pivotal study in 4Q21, following discussions with FDA and EMA Omaveloxolone Next Steps EMA: European Medicines Agency 22

Omaveloxolone Pharmacology May Be Applicable to a Broad Set of Neurological Diseases Yang et al., PLoS One (2009); Neymotin et al., Free Rad Bio (2011); Dinkova-Kostova et al., (2015); Stack et al., Free Rad Biol Med 49 (2010); Dumont et al., J Neurochem (2009); Kim et al., Cells (2019); Shekh-Ahmad, et al., Brain (2018); Wei et al., Sci Rep (2017) MOXIe results provide proof of concept for use of omaveloxolone in other neurological diseases Mitochondrial dysfunction and neuroinflammation are common features of FA and other neurological diseases Omaveloxolone and analogs may be applicable to the diseases listed below, and we have observed promising activity in preclinical models of many of these diseases Progressive supranuclear palsy (PSP) Parkinson’s disease Frontotemporal dementia Huntington’s disease Amyotrophic lateral sclerosis (ALS) Alzheimer’s disease Epilepsy 23

RTA 901 HSP90 Modulator for Diabetic Neuropathy

RTA 901: Phase 2 Study in Diabetic Peripheral Neuropathic Pain Planned for 4Q21

Approximately 4 million patients in the U.S. are affected with moderate or severe diabetic peripheral neuropathic pain (DPNP) [1-3]

Phase 1 SAD/MAD study in healthy adult volunteers demonstrated an acceptable PK profile with no safety or tolerability concerns

- Oral, once-daily administration of RTA 901 resulted in exposures approximately 10-fold higher than required for efficacy in preclinical models of DPNP
- RTA 901 was well tolerated across all dose groups with no safety signals, drug discontinuations, or SAEs reported

DPNP development path

- Additional Phase 1 clinical pharmacology studies expected to begin in the second quarter of 2021
- Launch of a randomized, placebo-controlled Phase 2 study in DPNP expected in the fourth quarter 2021



HSP90
N-terminus
C-terminus
Inactive HSF1
nucleus
HSP90
N-terminus
C-terminus
RTA 901
Active HSF1
Hsp70 molecular chaperone
nucleus

[1]American Diabetes Association; [2]GlobalData Jan 2018 GDHC164PIDR PharmaPoint: Painful Diabetic Neuropathy Global Drug Forecast and Market Analysis to 2026; [3]Yang et.al. Front Endocrinol (Lausanne). 2020, Hicks et.al. Curr Diab Rep. 2019

REATA PHARMACEUTICALS 25

Commercial Readiness Update

Preparation for Reata’s Alport Syndrome Launch Success 27 Launch Readiness Market Readiness Priorities

A Significant Launch and Near-Term Commercial Opportunity

Alport Syndrome Patients Located and Nephrologists Identified

Alport Syndrome Patients & Treaters



US Alport Syndrome Patients



US Nephrologists



30,000-60,000
US Prevalence[1]
~14,000
Diagnosed[2]



~10,800
US
Nephrologists[3]
~4,500
Nephrologists
with Diagnosed
Alport Patients[2]

Alport Syndrome Market Influencers[4]



Key Opinion Leaders
(KOLs)
Key Online
Influencers (KOIs)
Regional
Thought Leaders (RTLs)

Pediatric and adult nephrologists viewed as influencers or experts in Alport syndrome

[1]Alport Syndrome Foundation and estimates based on Persson Clin Nephrol (2005), USRDS Report, Hasstedt Am J Hum Genet (1983), Temme, Kidney Int (2012); [2]2020 US ICD-10 claims data and projected diagnosed; [3]Salsberg et al. Nephrology Workforce Developments and Trends, ASN (2016); [4]Reata literature and digital assessment

REATA PHARMACEUTICALS
28

29 Commercial Readiness to Date Commercial Launch Preparation Continues Sales Force Launch Payer Field Team Disease Awareness Continued Launch Preparation

Financial & Operation Update

Financial Summary Q1 2021 Cash & Shares Cash $777.6M Total Shares Outstanding 36.3M 31.4M class A shares outstanding 4.9M class B shares outstanding 1Excludes stock-based compensation expenses; 2 GAAP and non-GAAP net loss in the first quarter of 2020 incudes the recognition of $22.2 million tax benefits; 3 Excludes stock-based compensation expenses and non-cash interest expense from liability related to sale of future royalties. See the next slide for a reconciliation between GAAP and non-GAAP measures. GAAP: generally accepted accounting principles. 2021 Financial Guidance Based on our operational plans, we anticipate cash runway through mid-2024 31

Reconciliation of GAAP to Non-GAAP Financial Measures 32

33 Manufacturing Operational Readiness Infrastructure Medical Affairs & Health Economics Educating nephrology community Bardoxolone Operational Readiness On track for planned clinical and commercial launch drug supplies Building capabilities to support global commercial entity Establishing necessary people, processes and systems to support a successful launch 33 Manufacturing and Infrastructure Engaged in key CMC development, registration, and validation activities across the bardoxolone program Ensuring clinical supply and commercial availability, pending regulatory review and approval Medical Affairs Medical science liaisons actively educating the nephrology community on the hallmarks of Alport syndrome Several abstracts selected for oral and poster presentations at top nephrology conferences in 2021 KIDNEYCODE® initiative provides access to genotyping against 18 CKD-relevant genes

Concluding Remarks

35 1Kyowa Kirin, Co. is Reata’s licensee in Asia; AYAME is a study sponsored by Kyowa Kirin, Co. Key Goals Update

Q & A